EXHIBIT 10.57

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
DIVISION OF BUSINESS AND FINANCE
SECTION A: CONTRACT

1. AMENDMENT NUMBER: 4	2. CONTRACT NO.: YH09-0001-07	3. EFFECTIVE DATE OF AMENDMENT: August 1, 2009	4. PROGRAM: DHCM - ACUTE
5. CONTRACTOR/PROVIDER NAME AND ADDRESS: VHS Phoenix Health Plan, LLC 7878 N. 16th Street, Suite 105 Phoenix, Arizona 85020
6. PURPOSE OF AMENDMENT: To amend Section B, Capitation Rates, effective October 1, 2008 and May 1, 2009.

7.	THE CONTRACT REFERENCED ABOVE FOLLOWS

To amend Section B, Capitation Rates, effective October 1, 2008 and May 1, 2009.

NOTE: Please sign and date all copies and then return one executed original to: Mark Held Sr. Procurement Specialist AHCCS Contracts 701 E. Jefferson St., MD 5700 Phoenix, AZ 85034

8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9. SIGNATURE OF AUTHORIZED REPRESENTATIVE:	10. SIGNATURE OF AHCCCSA CONTRACTING OFFICER:
/a/ Nancy Novick	/s/ Michael Veit

TYPED NAME: NANCY NOVICK	MICHAEL VEIT
TITLE: CHIEF EXECUTIVE OFFICER	CONTRACTS & PURCHASING ADMINISTRATOR
DATE: 7/7/09	DATE: JUL 02 2009

Contract Rates 27 - PHP ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM REVISED CAPITATION RATE SUMMARY – ACUTE RATES Phoenix Health Plan 10/01/2008-9/30/2009
		Effective 10/01/08-4/30/09
Title XIX and KidsCare Rates:		TANF <1, M/F	TANF 1-13, M/F	TANF 14-44, F	TANF 14-44, M	TANF 45+, M/F	SSI w/ Med	SSI w/o Med	Non-MED
4	Apache/Coconino/Mohave/Navajo	$488.98	$111.67	$267.16	$156.50	$391.07	$155.98	$744.82	$556.47
6	Yavapai	$512.27	$116.16	$272.65	$183.26	$420.26	$143.44	$750.57	$627.84
8	Gila/Pinal	$582.27	$108.67	$259.14	$175.82	$367.14	$145.38	$746.22	$494.78
10	Pima	$487.79	$100.17	$235.04	$126.60	$395.59	$147.19	$769.81	$467.59
12	Maricopa	$546.62	$115.95	$237.49	$144.45	$407.72	$152.99	$712.79	$591.53

		Effective 5/01/09-9/30/09
Title XIX and KidsCare Rates:		TANF <1, M/F	TANF 1-13, M/F	TANF 14-44, F	TANF 14-44, M	TANF 45+, M/F	SSI w/ Med	SSI w/o Med	Non-MED
4	Apache/Coconino/Mohave/Navajo	$484.41	$110.52	$263.94	$154.94	$386.38	$153.61	$739.59	$551.12
6	Yavapai	$507.50	$114.86	$269.41	$181.45	$415.33	$141.37	$745.38	$621.98
8	Gila/Pinal	$580.79	$108.46	$258.07	$175.32	$365.52	$144.65	$745.28	$492.87
10	Pima	$484.72	$99.43	$233.00	$125.72	$392.29	$145.79	$766.11	$464.33
12	Maricopa	$544.54	$115.27	$236.21	$143.85	$405.69	$152.21	$710.78	$589.23